Exhibit 10.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 24, 2017, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL INC., a Utah corporation (“New Borrower” and together with Parent, Callaway Sales, and Callaway Operations, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with Parent, Callaway Sales, Callaway Operations, and the Canadian Borrower, collectively, “Existing Borrowers”; and the New Borrower together with the Existing Borrowers, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.

RECITALS

A. Existing Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Existing Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Addition of New Borrower. New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if New Borrower had duly executed and delivered the Loan Agreement as a Borrower thereunder in addition to the Existing Borrowers and agrees to all of the terms and provisions of the Loan Agreement applicable to it as a “Borrower” and “U.S. Borrower” thereunder. Without limiting the foregoing:

(i) The definition of “Borrowers” in the preamble of the Loan Agreement is hereby amended to include New Borrower in addition to the Existing Borrowers.

(ii) The definition of “U.S. Borrowers” in the Loan Agreement is hereby amended to include New Borrower in addition to the existing U.S. Borrowers.

(iii) New Borrower and each of the existing U.S. Borrowers shall be jointly and severally liable for all Obligations (and, for the avoidance of doubt, New Borrower shall be deemed a U.S. Facility Guarantor, a Canadian Facility Guarantor, and a U.K. Facility Guarantor).

(iv) The information set forth in Schedules 8.6.1 and 9.1.13 of the Addendum to Loan Agreement Schedules attached hereto as Exhibit A (the “Addendum to Loan Agreement Schedules”) supplements the information set forth in such corresponding schedules, respectively, to the Loan Agreement and shall be deemed a part thereof for all purposes of the Loan Agreement.

(v) New Borrower hereby represents and warrants to Agent and the Lenders that the representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrower and the information set forth in the Addendum to Loan Agreement Schedules) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(vi) New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers and U.S. Borrowers in the Loan Agreement.

(vii) Agent and the Lenders shall have all of the rights, remedies, interests and powers as against New Borrower as provided to Agent and the Lenders in relation to Borrowers and U.S. Borrowers in the Loan Agreement.

(viii) To secure the prompt payment and performance of all Obligations (including, without limitation, all Obligations of the Guarantors), New Borrower hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien upon all of the following Property of New Borrower, whether now owned or hereafter acquired, and wherever located:

(1) all Accounts;

(2) all Inventory;

(3) all Deposit Accounts (including all cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto);

(4) all securities accounts (including any and all Investment Property held therein or credited thereto);

(5) all monies, whether or not in the possession or under the control of Agent, a Lender, or a bailee or Affiliate of Agent or a Lender that were derived from or consist of any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement, and any Cash Collateral;

(6) all Supporting Obligations of any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement;

(7) all Instruments, Documents and Chattel Paper, in each case only to the extent evidencing or governing any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement;

(8) all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement; and

(9) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement, and any General Intangibles to the extent evidencing or governing any of the Property described in this clause (viii) and in Section 7.1.1 of the Loan Agreement.

(b) The following text is hereby inserted at the end of the definition of “Canadian BA Rate” in Section 1.1 of the Loan Agreement:

“, provided, that in no event shall the Canadian BA Rate be less than zero.”

(c) The following text is hereby inserted at the end of the first sentence of the definition of “LIBOR” in Section 1.1 of the Loan Agreement:

“, provided, that in no event shall LIBOR be less than zero.”

2. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Required Lenders in a sufficient number of counterparts for distribution to all parties.

(b) Lien Searches. Agent shall have received UCC, title and Lien searches and other evidence reasonably satisfactory to Agent that its Liens are the only Liens upon New Borrower’s Collateral, other than Permitted Liens.

(c) Liens. Agent shall have received (i) satisfactory evidence that Agent shall have a valid and perfected first priority (except as otherwise permitted hereunder) Lien and security interest in New Borrower’s Collateral (including acknowledgments of all filings, registrations or recordations necessary to perfect its Liens in New Borrower’s Collateral), and (ii) releases, satisfactions and payoff letters terminating all other Liens on New Borrower’s Collateral.

(d) Fees. All filing and recording fees and taxes shall have been duly paid or arrangements satisfactory to Agent shall have been made for the payment thereof.

(e) Officer’s Certificate. Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of New Borrower certifying that, after giving effect to the transactions hereunder, (i) New Borrower is Solvent; (ii) no Default or Event of Default exists; (iii) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct; and (iv) New Borrower has complied with all agreements and conditions to be satisfied by it under the Loan Documents.

(f) Secretary Certificate. Agent shall have received a certificate of a duly authorized officer of New Borrower, certifying (i) that attached copies of New Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by New Borrower in writing.

(g) Legal Opinion. Agent shall have received a written opinion of Gibson, Dunn & Crutcher LLP, and Utah local counsel to New Borrower with respect to New Borrower, in form and substance satisfactory to Agent.

(h) Charter Documents; Good Standing Certificates. Agent shall have received copies of the charter documents of New Borrower, certified by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization. Agent shall have received good standing certificates for New Borrower, issued by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization and each jurisdiction where such New Borrower’s conduct of business or ownership of Property necessitates qualification.

(i) Insurance. Agent shall have received copies of policies or certificates of insurance for the insurance policies carried by New Borrower, all in compliance with the Loan Documents, together with endorsements naming Agent as lender loss payee (with respect to property policies only) or additional insured, as appropriate, each in form and substance satisfactory to Agent.

(j) Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(k) No Default. No event has occurred and is continuing that constitutes an Event of Default.

(l) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3. Representations and Warranties. Each Obligor represents and warrants as follows:

(a) Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Deposit Accounts. On or before June 30, 2017 (or such longer period as agreed to by Agent in its sole discretion), the New Borrower shall take all actions necessary to establish Agent’s control of all Deposit Accounts (including Dominion Accounts) and securities accounts maintained by the New Borrower; provided, however, that such control shall not be required for Excluded Deposit Accounts.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

8. Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

9. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY,
a Delaware corporation

By:	/s/ Robert K. Julian
Name:	Robert K. Julian
Title:	Senior Vice President & Chief Financial Officer

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer & Treasurer

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Treasurer

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

By:	/s/ Steven Gluyas
Name:	Steven Gluyas
Title:	Director

OGIO INTERNATIONAL, INC., a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President & Treasurer

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a U.S. Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	SVP

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylvia Durkiewicz
Name:	Sylvia Durkiewicz
Title:	Vice President

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (acting through its London branch), as a U.K. Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	SVP

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

MUFG UNION BANK N.A., as a U.S. Lender and a U.K. Lender

By:	/s/ John Eissele
Name:	John Eissele
Title:	Managing Director

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

UNION BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Director

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ Jake Elliott
Name:	Jake Elliott
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

WELLS FARGO BANK, N.A. (London Branch), as a U.K. Lender

By:	/s/ T. Saldanha
Name:	T. Saldanha
Title:	Authorized Signatory

By:	/s/ N.B. Hogg
Name:	N.B. Hogg
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

SUNTRUST BANK, as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Director

[Signature Page to Seventh Amendment to Second

Amended and Restated Loan and Security Agreement]

SCHEDULE 8.6.1

Business Locations

Ogio International, Inc.

1. 13702 S. 200 W, Suite B12, Draper, Utah 84020

2. 13265 Valley Blvd, Fontana, CA 92335

3. 1490 E 3rd St, Oxnard, CA 93030

4. 7385 Bren Rd, Unit 3 Miss ON 1H# (Toronto, Canada)

SCHEDULE 9.1.13

Names and Capital Structure

II. Subsidiaries

Entity	State or Country of Organization	Authorized/Issued Equity Interests	Holders of Equity Interests	Holders’ Agreements with Respect to Equity Interests	Mergers, Amalgamations or Combinations in the Last Five Years
Ogio International, Inc.	Utah	Authorized: 5,000,000 voting 500,000 non-voting Issued: 4,321 voting 195 non-voting	Callaway Golf Company (100%)	None.	None.